CORPORATE AND SUBSIDIARY BORROWINGS	6 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
CORPORATE AND SUBSIDIARY BORROWINGS	CORPORATE AND SUBSIDIARY BORROWINGS
The Company and its subsidiaries have bilateral revolving credit facilities backed by third-party financial institutions. The total available amount on the credit facilities is $550 million. The credit facilities bear interest at the specified SOFR, CDOR, or bankers’ acceptance rate plus a spread and have a maturity date of June 2028. As at June 30, 2023, $417 million was drawn on the bilateral credit facilities.

The Company has a $1.0 billion 364-day revolving credit facility for the purpose of temporarily warehousing investments that will ultimately be transferred into our insurance investment portfolios in the near term. The facility borrowings are secured by the underlying investments related to the credit facility drawings. As at June 30, 2023, the facility had $823 million outstanding.

In April 2022, the Company entered into a $1.0 billion 364-day secured facility. In April 2023, the Company repaid $500 million and extended the maturity on the remaining balance to April 2024.

The facilities require the Company to maintain a minimum net worth covenant. As at June 30, 2023, the Company was in compliance with its financial covenants.

The Company also has a revolving credit facility with Brookfield that, as at June 30, 2023, permitted borrowings of up to $400 million. As at June 30, 2023, there were no amounts drawn on the facility.
Subsidiary borrowings of $1.5 billion relate to debt issued at American National. $1.0 billion matures in 2027 and the remaining $500 million matures in 2032.